                                                                    EXHIBIT 10.5


                                 PRINTPACK, INC.
                           DEFERRED COMPENSATION PLAN




                       -----------------------------------

                           Effective November 1, 2000

                       -----------------------------------



                                 PRINTPACK, INC.
                            4335 Wendell Drive, S.W.
                             Atlanta, Georgia 30336

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                                 PRINTPACK, INC.
                           DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

ARTICLE 1 - Establishment and Purpose....................................................................1
   1.1     Establishment of the Plan.....................................................................1
   1.2     Plan Intended to be a.........................................................................1

ARTICLE 2 - Definitions..................................................................................1
   2.1     Adjustment Date...............................................................................1
   2.2     Affiliate.....................................................................................1
   2.3     Authorized Leave of Absence...................................................................1
   2.4     Beneficiary...................................................................................1
   2.5     Bonus.........................................................................................2
   2.6     Change of Control.............................................................................2
   2.7     Code..........................................................................................2
   2.8     Committee.....................................................................................2
   2.9     Company.......................................................................................2
   2.10    Compensation..................................................................................2
   2.11    Deferral Account..............................................................................2
   2.12    Deferral Election(s)..........................................................................3
   2.13    Disability....................................................................................3
   2.14    Earnings or Losses............................................................................3
   2.15    Effective Date................................................................................3
   2.16    Employee......................................................................................3
   2.17    ERISA.........................................................................................3
   2.18    Fiscal Year...................................................................................3
   2.19    Maximum Distribution Age......................................................................3
   2.20    Participant...................................................................................3
   2.21    Participating Company.........................................................................3
   2.22    Plan..........................................................................................4
   2.23    Plan Year.....................................................................................4
   2.24    Retirement....................................................................................4
   2.25    Salary........................................................................................4
   2.26    Separation from Service.......................................................................4
   2.27    Surviving Spouse..............................................................................4
   2.28    Termination of Employment.....................................................................4
   2.29    Unforeseeable Emergency.......................................................................4
   2.30    Years of Service..............................................................................4

ARTICLE 3 - Eligibility and Participation................................................................5
   3.1     Eligibility...................................................................................5
   3.2     Participation.................................................................................5


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
   3.3     Deferral Elections............................................................................5
   3.4     Payment Elections - Retirement Benefit........................................................6
   3.5     Timing of Payment.............................................................................6
   3.6     Investment Elections..........................................................................8
   3.7     Election Forms................................................................................8

ARTICLE 4 - Retirement Benefits..........................................................................8
   4.1     Payment Method, Timing, and Amount............................................................8

ARTICLE 5 - Death Benefit................................................................................9
   5.1     Payment Method, Timing, and Amount............................................................9

ARTICLE 6 - Withdrawal Election; Hardship...............................................................10
   6.1     Withdrawal Election..........................................................................10
   6.2     Hardship.....................................................................................10

ARTICLE 7 - Adjustments.................................................................................10
   7.1     Accounts.....................................................................................10
   7.2     Adjustments to Deferral Accounts.............................................................10

ARTICLE 8 - Administration..............................................................................11
   8.1     Committee....................................................................................11
   8.2     Claims for Benefits..........................................................................11
   8.3     Beneficiary Designation......................................................................12

ARTICLE 9 - Amendment and Termination...................................................................13
   9.1     Right to Amend or Terminate Plan.............................................................13
   9.2     Notice.......................................................................................13

ARTICLE 10 - General Provisions.........................................................................13
   10.1    No Right to Continued Employment.............................................................14
   10.2    Payment on Behalf of Payee...................................................................14
   10.3    Nonalienation................................................................................14
   10.4    No Trust or Funding Created..................................................................14
   10.5    Binding Effect...............................................................................14
   10.6    Merger or Consolidation......................................................................15
   10.7    Entire Plan..................................................................................15
   10.8    Miscellaneous................................................................................15

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                                 PRINTPACK, INC.
                           DEFERRED COMPENSATION PLAN


                      ARTICLE 1 - ESTABLISHMENT AND PURPOSE

         1.1 ESTABLISHMENT OF THE PLAN: Printpack, Inc. hereby establishes, effective as of November 1, 2000, a deferred compensation plan known as the Printpack, Inc. Deferred Compensation Plan (the "Plan"). The purpose of the Plan is to enhance the retention of employees occupying selected positions and to enable those employees to defer receipt of compensation until a later date, as described herein.

         1.2 PLAN INTENDED TO BE A "TOP HAT" PLAN: The Plan is intended to be a non-qualified, unfunded plan of deferred compensation for a select group of management or highly compensated employees under ERISA and shall be so interpreted.

                             ARTICLE 2 - DEFINITIONS

         The following words and phrases as used in the Plan have the following meanings:

         2.1 ADJUSTMENT DATE: The last day of each calendar year, the date of commencement of payment of any benefit pursuant to the Plan, and any other date specified by the Committee upon or as of which accounts are adjusted as set forth in Article 9.

         2.2 AFFILIATE: Either (a) any employer that is a corporation included with Printpack, Inc. in a "controlled group of corporations," as defined in Code Section 414(b), or an unincorporated business included with Printpack, Inc. in a group of trades or businesses under "common control," as defined by regulations prescribed by the Secretary of the Treasury under Code
Section 414(c) or (b) any other employer, whether incorporated or unincorporated, which is not described in the foregoing clause (a) but which Printpack, Inc. has an ownership interest in to any extent.

         2.3 AUTHORIZED LEAVE OF ABSENCE: Either (a) a leave of absence authorized by the Participating Company provided that the Employee returns within the period specified, or (b) an absence required to be considered an Authorized Leave of Absence by applicable law.

         2.4 BENEFICIARY: The beneficiary or beneficiaries designated by a Participant pursuant to Article 8 to receive the benefits, if any, payable on behalf of the Participant under the Plan after the death of such Participant, or, when there has been no such designation or an invalid designation, the individual or entity, or the individuals or entities, who will receive such amount pursuant to Section 8.3(b).

         2.5 BONUS: A bonus which is awarded and payable in cash by the Participating Company to the Employee for service during the Fiscal Year and which is not earned until actually awarded.

         2.6 CHANGE OF CONTROL: For purposes of this Plan, a Change of Control shall be deemed to have occurred at such time as (a) any person (as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 ("Exchange Act") and excluding any member of the Love family (as determined by the Board)) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly of securities representing 20% or more of the combined voting power for election of directors of the then outstanding securities of the Company or any successor of the Company; (b) during any period of two consecutive years or less individuals who at the beginning of such period constituted the Board cease, for any reason, to constitute at least a majority of the Board or any company into which the Company may have merged, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (c) there shall have occurred (i) any liquidation of the Company not in the form of a merger into a corporation other than a parent corporation of the Company or (ii) any sale or other disposition of assets representing 50% or more of the book value of the Company at the time of the transaction or generating 50% or more of the Company's net profits over the three years preceding the transaction; (d) the Company is a party to any merger as a result of which the persons who were either shareholders or owners of the Company immediately prior to the effective date of the merger shall have beneficial ownership of less than 60% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger; or (e) the Board determines that a Change of Control has occurred.

         2.7 CODE: The Internal Revenue Code of 1986, as amended from time to time.

         2.8 COMMITTEE: The Committee provided for in Article 8 and responsible for administering the Plan.

         2.9 COMPANY: Printpack, Inc., a Georgia corporation, any successors or assigns, and any Affiliate of Printpack, Inc. that is a Participating Company.

         2.10 COMPENSATION: Compensation shall mean a Participant's Salary and Bonus. In addition, Compensation shall include pre-tax contributions to a retirement plan sponsored by the Participating Company that is qualified under Code Section 401(a) or to a cafeteria plan sponsored by the Participating Company that meets the requirements of Code Section 125. Compensation shall not include any amounts paid to a Participant under a long-term disability program.

         2.11 DEFERRAL ACCOUNT: With respect to Deferral Elections, the separate bookkeeping account kept to record the Participant's Salary Deferrals and Bonus Deferrals under such Deferral Elections and the Earnings or Losses accrued on the


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account, adjusted as of each Adjustment Date or other date as provided in
Article 7. The Deferral Accounts shall consist of subaccounts as the Committee deems necessary.

         2.12 DEFERRAL ELECTION(S): The Participant's written election, made in accordance with Section 3.3 and in such form as specified by the Committee, to forego the receipt of a stipulated whole percent of Salary and/or Bonus. Amounts so foregone are called either "Salary Deferral(s)" or "Bonus Deferral(s)," as appropriate. The total Salary Deferrals and Bonus Deferrals made by a Participant for a Plan Year shall be reduced by 50% of the amount redeemed under the Participating Company's stock incentive program by the Participant and which is paid during such Plan Year.

         2.13 DISABILITY: Disability shall be determined by the Committee in its sole discretion.

         2.14 EARNINGS OR LOSSES: Bookkeeping credits and debits made to a Participant's Deferral Account and determined as if the Participant's Deferral Account had actually been invested in accordance with Section 3.6.

         2.15 EFFECTIVE DATE: The "Effective Date," the date the provisions of this Plan become effective, is November 1, 2000.

         2.16 EMPLOYEE: A person who is a common law employee of the Company or of an Affiliate.

         2.17 ERISA: The Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended. All citations to sections of ERISA are to such sections as they may from time to time be amended or renumbered.

         2.18     FISCAL YEAR:  The fiscal year of Printpack, Inc.

         2.19     MAXIMUM DISTRIBUTION AGE:  Age 65.

         2.20 PARTICIPANT: As of any date, any individual who commenced participation in the Plan as provided in Article 3 and who is either (a) an Employee or (b) a former Employee who is eligible for a benefit under the Plan.

         2.21 PARTICIPATING COMPANY: Printpack, Inc. or an Affiliate which by action of the Affiliate's board of directors or equivalent governing body and with the written consent of either the Committee or the Board of Directors of Printpack, Inc. ("Board") has adopted the Plan; provided that the Board may, subject to the foregoing proviso, waive the requirement that such board of directors or equivalent governing body effect such adoption. The term "Participating Company" shall be construed as if the Plan were solely the Plan of such Participating Company, unless the context plainly requires otherwise. Notwithstanding the foregoing, (a) if a Participant is employed by an Affiliate as defined in clause (a) of Section 2.2 of this Plan, then the obligation to pay benefits hereunder that are attributable to Salary and Bonus Deferrals made while the Participant


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

is employed by such Affiliate shall be the obligation of Printpack, Inc. as well as such Affiliate; and (b) if a Participant is employed by an Affiliate as defined in clause (b) of Section 2.2 of this Plan, then the obligation to pay benefits hereunder that are attributable to Salary and Bonus Deferrals made while the Participant is employed by such Affiliate shall be the obligation solely of such Affiliate, and not a joint obligation of Printpack, Inc. or any other Affiliate.

         2.22 PLAN: The Printpack, Inc. Deferred Compensation Plan as contained herein and as it may be amended from time to time hereafter.

         2.23 PLAN YEAR: The calendar year ending December 31. The initial Plan Year shall be from the Effective Date to December 31, 2000.

         2.24 RETIREMENT: Termination of Employment on or after attaining age 55 with ten (10) Years of Service with the Participating Company.

         2.25 SALARY: With respect to a Participant, base salary payable by the Participating Company to the Participant for services rendered by the Participant to the Participating Company.

         2.26 SEPARATION FROM SERVICE: Termination of Employment other than on account of Retirement, disability or death.

         2.27 SURVIVING SPOUSE: The survivor of a deceased Participant to whom such deceased Participant was legally married immediately before the Participant's death.

         2.28 TERMINATION OF EMPLOYMENT: A termination of employment with the Participating Company for any reason (e.g., discharge, quit, layoff, disability, Retirement, death) as determined by the Committee

         2.29 UNFORESEEABLE EMERGENCY: A severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependant (as defined in Code Section 152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. Examples of what are not considered to be Unforeseeable Emergencies include the need to send a Participant's child to college or the desire to purchase a home. The determination of whether a Participant has an Unforeseeable Emergency shall be determined by the Committee in the exercise of its sole and absolute discretion.

         2.30 YEARS OF SERVICE: A Participant's Years of Service under this Plan shall equal the Participant's full years of credited service under the Company's retirement plan that is intended to be qualified under Code Section 401(a).


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                    ARTICLE 3 - ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY. The Committee shall determine which Employees shall be eligible to participate in the Plan

         3.2 PARTICIPATION. An Employee who is eligible to become a Participant shall become a Participant upon execution and delivery of a Deferral Election. A Participant shall continue his participation until the date the Participant is no longer entitled to a benefit under this Plan.

         3.3      DEFERRAL ELECTIONS.

         (A)      PROCEDURES.

                  (1) An eligible Employee shall have until December 31 of each year to execute and deliver to the Committee a Deferral Election providing for the deferral of a stipulated whole percent of Salary and/or Bonus to be earned during the following calendar year and which, but for such Deferral Election, would be paid to the Employee. A Deferral Election made for the deferral of a stipulated whole percent of Bonus is effective for the following year only. A Deferral Election made for a stipulated whole percent of Salary is effective until it is revoked or until the eligible Employee makes a new Deferral Election to be applied to Salary.

                  (2) In the year in which this Plan is first implemented, an eligible Employee shall have thirty (30) days following the Effective Date to execute and deliver to the Committee a Deferral Election providing for the deferral of a stipulated whole percent of Salary and/or Bonus to be earned after delivery of such Deferral Election and during the calendar year of such implementation and which, but for such Deferral Election, would be paid to the Employee.

                  (3) In the first Plan Year in which an Employee first becomes eligible to participate in the Plan, such eligible Employee shall have thirty (30) days following the date the Employee becomes eligible to execute and deliver to the Committee a Deferral Election providing for the deferral of a stipulated whole percent of Salary and/or Bonus to be earned after delivery of such Deferral Election and during the calendar year such Employee first becomes eligible to participate in the Plan and which, but for such Deferral Election, would be paid to the Employee.

         (B) REVOCATION OF ELECTION. A Participant may revoke a Deferral Election by notifying the Committee in writing or in such form designated by the Committee. Such revocation shall be effective as soon as administratively possible. If a Participant revokes a Deferral Election, he shall not be eligible to make deferrals under the Plan until the first day of the following Plan Year. Revocations of Deferral Elections that apply to Salary may be made at anytime during the calendar year. Revocations of Deferral Elections that apply to Bonuses may be made on or before the end of the Company's fiscal year.


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         (C)      CONDITIONS. No Deferral Election or revocation thereof shall be valid until accepted by the Committee in the exercise of its sole and absolute discretion. Maximum Salary Deferrals for a Plan Year shall be 25% of Salary. Maximum Bonus Deferrals for a Plan Year shall be 100% of any Bonus. Notwithstanding the foregoing, for the initial Plan Year only, Maximum Salary Deferrals for Dennis Love only shall be 50% of his Salary.

         3.4      FORM OF PAYMENT.

         (A) A Participant may elect to have his or her Deferral Account distributed in either (i) a lump sum or (ii) annual installments ("Annual Installments"). A Participant may elect to have Scheduled Payments (as defined in Section 3.5(a)) paid in two (2) to four (4) Annual Installments. A Participant may elect to have Retirement Payments (as defined in Section 3.5(a)) paid in two (2) to ten (10) Annual Installments. However, see the paragraphs below for limitations if a Participant has a Separation from Service or if the Participant elects a Scheduled Payment (as defined in Section 3.5(a)).

         (B) If a Participant fails to elect a form of payment, the Participant's Deferral Account shall be paid in a single lump sum.

         (C) Regardless of the Participant's election, if a Participant has a Separation from Service, the Participant's Deferral Account shall be distributed in a lump sum.

         (D) A Participant may change his or her election regarding the method of payment. However, an election to change the method of payment will not be effective unless such election is received and accepted by the Committee at least one year prior to the earlier of (i) the Participant's Termination of Employment or (ii) the date a Participant becomes entitled to a distribution of his or her Deferral Account (other than on account of a hardship).

         (E) Regardless of the Participant's election, if the Participant's Deferral Account is less than $5,000 at the time of any distribution, the Participant's Deferral Account shall be distributed in a single lump sum.

         3.5      TIMING OF PAYMENT.

         (A) A Participant may elect to have his or her Deferral Account distributed commencing either as of a specific year ("Scheduled Payment") or following the Participant's Retirement ("Retirement Payment"). A Participant may make a different election applicable to Salary Deferrals and Bonus Deferrals for each Plan Year. Furthermore, a Participant may elect to divide a particular Plan Year's Salary Deferrals and Bonus Deferrals between a Scheduled Payment and a Retirement Payment (in whole percentage increments). A Participant may also elect to delay a Scheduled Payment. However, an election to delay a Scheduled Payment will not be effective unless such election is received and accepted by the Committee at least one year prior to the date on


                                     - 6 -
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which the Scheduled Payment is to be paid. However, see the following paragraphs for limitations if a Participant has a Separation from Service.

         (B) Scheduled Payments shall be payable on or before the last business day of the first month each applicable Plan Year.

         (C) The first Retirement Payment shall be payable as soon as administratively feasible following the Participant's Retirement, but no later than 60 days following Retirement. Subsequent Retirement Payments shall be payable on or before the last business day of the first month of each applicable Plan Year.

         (D)      Scheduled Payments shall commence no earlier than the later of
(i) the first day of the Plan Year immediately following the Plan Year in which the amounts to be paid were deferred or (ii) twelve (12) months after the Participant elects to have benefits paid in Scheduled Payments. Notwithstanding the foregoing, Scheduled Payments of Deferral Election made in the initial Plan Year may commence as of the first day of the following Plan Year.

         (E) Regardless of the Participant's election, if a Participant has a Separation from Service, the Participant's Deferral Account shall be distributed as soon as administratively feasible (but no later than 60 days following such Separation from Service).

         (F) If a Participant has a Termination of Employment on account of Disability, the Participant's Deferral Account shall be distributed as soon as administratively feasible following:

                  (i) if the Participant had elected a Scheduled Payment, on the date elected by the Participant, or

                  (ii) if the Participant had elected a Retirement Payment, on the later of the date the Participant attains age 55 or would have completed ten years of service (assuming the Participant continued to work for the Participating Company on a full time basis following his Disability (if a Retirement Payment).

         (G) If a Participant fails to make an election, the Participant's Deferral Account shall be distributed as soon as administratively feasible following the Participants' Termination of Employment (but no later than 60 days following such Termination of Employment)

         (H) In no event shall benefits commence later than Participant's attainment of the Maximum Distribution Age.

         (I) Except as provided in Section 3.5(a), a Participant may not revoke or modify his or her election with respect to the commencement of benefits.


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         3.6      INVESTMENT ELECTIONS.

         (A) ELECTION OF INVESTMENT FUNDS. Each Participant may direct, following such procedures as may be specified by the Committee, to have his Deferral Account allocated among the investment funds made available by the Committee. Such allocation shall be used only to determine the Earnings or Losses to be credited or debited to the Participant's Deferral Account. The Committee is not obligated or required to set aside any funds for the benefit of the Participant nor to invest any funds as directed by the Participant.

         (B) SUBSEQUENT ELECTIONS. A Participant may redirect the investment of his Deferral Account one time during each month. New elections may change future allocations to the Participant's Deferral Account, may reallocate between the investment funds any amounts previously credited to Participant's Deferral Account, or may leave the allocation of such prior amounts unchanged.

         (C) FAILURE TO MAKE AN ELECTION. A Participant who fails to direct the investment of his Deferral Account prior to the deadline established by the Committee for such purpose shall be deemed to have elected to allocate the non-directed portion of his Deferral Account in the investment fund that, in the Committee's determination, best preserves principal.

         (D) NO MINIMUM GUARANTEED INTEREST CREDITING RATE. A Participant shall have no right or entitlement to have a minimum guaranteed interest crediting rate apply to his or her Deferral Account.

         3.7 ELECTION FORMS. Any elections made pursuant to this Plan must be made using forms provided by or approved by the Committee.

                      ARTICLE 4 - DISTRIBUTION OF BENEFITS

         4.1      PAYMENT METHOD, TIMING, AND AMOUNT.

         (A) A Participant's benefits shall be distributed in the form provided in Section 3.4 and on the date set forth in Section 3.5

         (B) If the Participant's Deferral Account is distributed in a lump sum, such amount shall equal the Participant's Deferral Account adjusted as provided in Subsection 7.2.

         (C) If the Participant's Deferral Account is distributed in Annual Installments, such Annual Installments shall be equal to a fraction of the Participant's Deferral Account determined by dividing one (1) by the number of Annual Installments to be paid from that day forward. Participant's Deferral Account will continue to be credited with Earnings and Losses until the entire Deferral Account has been distributed.


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

         Example - . Assuming the election of 10 annual installments, the Participant's first annual installment will equal 1/10 of the Deferral Account balance on the payment date, the second annual installment will equal 1/9 of the Deferral Account balance on the payment date, the third annual installment will equal 1/8 of the Deferral Account balance on the payment date, etc.

                            ARTICLE 5 - DEATH BENEFIT

         5.1      PAYMENT METHOD, TIMING, AND AMOUNT.

         (A) The Death Benefit shall be paid to the Beneficiary in accordance with the Participant's payment elections unless the Participant elected to have the Death Benefit paid to the Beneficiary in a lump sum payment. If the Participant so elected, the lump sum payment shall be made as soon as administratively feasible after the Participant's death (but no later than 60 days following death).

         (B) If the Participant had received one or more Annual Installments prior to his death and the Participant elected to have the Death Benefit paid to the Beneficiary in a lump sum, the lump sum shall equal the value of the Participant's Deferral Account as of the date that the lump sum is distributed to the Beneficiary.

         (C) If the Death Benefit is to be paid to the Beneficiary in Annual Installments, the first Annual Installment shall be paid as soon as administratively feasible and the remaining Annual Installments shall be paid on or before the last business day of the first month each applicable Plan Year.


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                    ARTICLE 6 - WITHDRAWAL ELECTION; HARDSHIP

         6.1 WITHDRAWAL ELECTION. A Participant may elect, at any time, to withdraw all of his or her Deferral Account, calculated as if there had occurred a Separation from Service as of the day of the election, less a withdrawal penalty equal to 10% of such amount (the net amount shall be referred to as the "Withdrawal Amount"). No partial withdrawals are permitted. This election can be made at any time, before or after Termination of Employment and whether or not the Participant is in the process of being paid pursuant to Annual Installments. If the Participant had received one or more Annual Installments prior to his request for a withdrawal election, the lump sum shall equal 90% of the Participant's Deferral Account balance. The Participant shall make this election by giving the Committee advance written notice of the election in a form determined by the Committee. The Withdrawal Amount shall be paid in a single lump sum as soon as administratively feasible after the Committee receives the Participant's withdrawal election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan until the first anniversary of the date the Withdrawal Amount is paid.

         6.2      HARDSHIP.

         (A) A Participant who has an Unforeseeable Emergency may be entitled to receive the "Hardship Benefit" described in this Section 6.2 upon
(i) application to the Committee, (ii) submission of such evidence of such Unforeseeable Emergency as required by the Committee, and (iii) the Committee's determination that the Participant has an Unforeseeable Emergency. In making such determination the Committee is instructed not to grant payment to the extent that the Participant's hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under this Plan.

         (B) The Hardship Benefit shall be a lump sum payment. Payment shall be made on such date as determined by the Committee. The lump sum shall be equal to the lesser of (i) the Participant's Deferral Account adjusted as provided in Subsection 7.2 or (ii) the amount determined by the Committee, in the exercise of its sole and absolute judgment, to satisfy the Participant's Unforeseeable Emergency.

                             ARTICLE 7 - ADJUSTMENTS

         7.1 ACCOUNTS. The Committee shall establish and cause to be maintained with respect to each Participant, a Deferral Account and shall adjust each account as provided in this Article 7.

         7.2 ADJUSTMENTS TO DEFERRAL ACCOUNTS. A Participant's Deferral Account shall be adjusted as follows:

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         (A)      Salary Deferrals. There shall be credited the Participant's
Salary Deferrals, if any, made since the last Adjustment Date.

         (B) Bonus Deferrals. There shall be credited the Participant's Bonus Deferrals, if any, made since the last Adjustment Date.

         (C) Withdrawal Election. There shall be debited any amounts paid to the Participant with respect to a Withdrawal Election as provided in Section 6.1.

         (D) Hardship Benefit. There shall be debited any Hardship Benefit paid to the Participant as provided in Section 6.2.

         (E) Earnings and Losses. There shall be credited any Earnings and debited any Losses for the period since the last Adjustment Date.

                           ARTICLE 8 - ADMINISTRATION

         8.1 COMMITTEE. Unless determined otherwise by the Board, the Committee shall be comprised of the same individuals who serve as the "committee" or the "plan administrator" under the Company's retirement plan that is intended to be qualified under Code Section 401(a). The Board may remove any member of the Committee at any time. The Committee shall have general responsibility for administration of the Plan (including but not limited to complying with reporting and disclosure requirements, and establishing and maintaining Plan records). In the exercise of its sole and absolute discretion, the Committee shall interpret the Plan's provisions and determine the eligibility of individuals for benefits.

         8.2 CLAIMS FOR BENEFITS. For claims procedure purposes, the "Claims Manager" shall be the Committee.

         (A) If for any reason a claim for benefits under this Plan is denied by the Company, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the section of the Plan on which the denial is based, such other data as may be pertinent and information on the procedures to be followed by the claimant in obtaining a review of the claim, all written in a manner calculated to be understood by the claimant. For this purpose:

                  (1) The claimant's claim shall be deemed filed when presented orally or in writing to the Claims Manager.

                  (2) The Claims Manager's explanation shall be in writing delivered to the claimant within ninety (90) days of the date the claim is filed (plus an additional 90 days if required for processing provided notice of the additional 90-day extension of time, indicating the specific circumstances requiring the extension and the day by which a decision shall be rendered, is given to the claimant within the first 90-day period). If a claimant does not receive a decision within such 90-day or 180-day period, as the case may be, the claim shall be deemed to have been denied in full.

         (B) The claimant shall have sixty (60) days following receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or the claimant's representative may submit pertinent documents and written issues and comments.

         (C) The Claims Manager shall decide the issue on review and furnish the claimant with a copy within sixty (60) days of receipt of the claimant's request for review of the claim unless special circumstances require an extension of time, in which case such decision shall be rendered not later than 120 days after receipt of the request. If an extension of time for review is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent provisions of the Plan on which the decision is based. If a copy of the decision is not so furnished to the claimant within such sixty (60) days or 120 days, as the case may be, the claim shall be deemed denied on review. The Claims Manager's decision shall be final and binding upon all parties for purposes of administrative review under this Plan.

         8.3      BENEFICIARY DESIGNATION.

         (A) Every Participant shall file with the Committee a written designation, in such form as specified by the Committee, of one or more persons as the Beneficiary who shall be entitled to receive the benefits, if any, payable under the Plan after the Participant's death. A Participant may from time to time revoke or change such Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of any date prior to such receipt. All decisions of the Committee concerning the effectiveness of any Beneficiary designation, and the identity of any Beneficiary, shall be final. If a Beneficiary shall die after the death of the Participant and after the death of all other Beneficiaries and prior to receiving the payment(s) that would have been made to such Beneficiary had such Beneficiary's death not occurred, and no contingent Beneficiary has been designated, then for the purposes of the Plan the payment(s) that would have been received by such Beneficiary shall be made to the Beneficiary's estate.

         (B) If no Beneficiary designation is in effect at the time of a Participant's death, the benefits, if any, payable under the Plan after the Participant's death shall be made to the Participant's Surviving Spouse, if any, or if the Participant has no Surviving Spouse, to the Participant's estate. If the Committee is in doubt as to the right of any person to receive such benefits, the Committee may direct the Participating Company to withhold payment, without liability for any interest thereon, until the rights thereto are determined, or the Committee may direct the Participating Company to pay any such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Participating Company therefor.

                      ARTICLE 9 - AMENDMENT AND TERMINATION

         9.1      RIGHT TO AMEND OR TERMINATE PLAN.

         (A) Subject to Subsections (c) and (d), the Board of Directors of Printpack, Inc. reserves the right at any time to amend or terminate the Plan, in whole or in part, and for any reason and without the consent of any Participant or Beneficiary.

         (B) The Committee may adopt any ministerial and non-substantive amendment which may be necessary or appropriate to facilitate the administration, management, and interpretation of the Plan, provided the amendment does not materially affect the currently estimated cost to the Participating Company of maintaining the Plan.

         (C) In no event shall an amendment or termination reduce the Participating Company's obligations under the Plan before such amendment or termination or reduce any Deferral Elections that should have been contributed to the Plan prior to such amendment or termination or reduce the balance of any Participant's Deferral Account before such amendment or termination; provided, however, that this restriction shall not apply to any benefit that has not actually accrued as of the date of such amendment or termination (such as the right to make future deferrals under the Plan), nor shall this restriction prevent the Participating Company from discharging its obligations under this Plan by providing for an immediate payout of the benefits actually accrued under this Plan as of the date of such amendment or termination.

         (D) Following a Change of Control, the provisions of the Plan in effect prior to a Change of Control shall continue to apply to existing Deferral Elections and Deferral Accounts until the earlier of (i) the end of the second calendar year following the Change of Control or (ii) a Participant makes a new Deferral Election which election shall also apply until the end of the period described in (i) above or until a subsequent Deferral Election is made. Nothing in this paragraph shall prevent the Committee or Company from amending the Plan which does not adversely affect the Participants or to which a majority of the Participants consent.

         9.2 NOTICE. Notice of any termination or material amendment of the Plan shall be given by the Board of Directors of Printpack, Inc. or by the Committee, whichever adopts the amendment, to each Participant.

                         ARTICLE 10 - GENERAL PROVISIONS

         10.1 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained in the Plan shall give any Participant the right to be retained in the employment of the Participating Company or affect the right of the Participating Company to dismiss any Participant. The adoption and maintenance of the Plan shall not constitute a contract between any Participating Company and Participant or consideration for, or an inducement to or condition of, the employment of any Participant.

         10.2 PAYMENT ON BEHALF OF PAYEE. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for such person's affairs because of illness or accident, or is a minor, or has died, then any payment due such person or such person's estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so elects, be paid to such person's spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Plan and the Participating Company therefor.

         10.3 NONALIENATION. No interest, expectancy, benefit, payment, claim, or right of any Participant or Beneficiary under the Plan shall be (a) subject in any manner to any claims of any creditor of the Participant or Beneficiary, (b) subject to the debts, contracts, liabilities, or torts of the Participant or Beneficiary, or (c) subject to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind. If any person shall attempt to take any action contrary to this Section, such action shall be null and void and of no effect, and the Committee and the Participating Company shall disregard such action and shall not in any manner be bound thereby and shall suffer no liability on account of its disregard thereof.

         10.4 NO TRUST OR FUNDING CREATED. The obligations of the Participating Company to make payments hereunder shall constitute a liability of the Participating Company to a Participant or Beneficiary, as the case may be. Such payments shall be made from the general funds of the Participating Company, and the Participating Company shall not be required to establish or maintain any special or separate fund, or purchase or acquire life insurance on a Participant's life, or otherwise to segregate assets to assure that such payment shall be made, and neither a Participant nor a Beneficiary shall have any interest in any particular asset of the Participating Company by reason of its obligations hereunder. Nothing contained in the Plan shall create or be construed as creating a trust of any kind or any other fiduciary relationship between the Participating Company and a Participant or any other person. The rights and claims of a Participant or a Beneficiary to a benefit provided hereunder shall have no greater or higher status than the rights and claims or any other general, unsecured creditor of the Participating Company.

         10.5 BINDING EFFECT. Obligations incurred by the Participating Company pursuant to this Plan shall be binding upon and inure to the benefit of the Participating Company, its successors and assigns, and the Participant and the Participant's Beneficiary.

         10.6 MERGER OR CONSOLIDATION. In the event of a merger or a consolidation by the Company with another corporation, or the acquisition of substantially all of the assets or outstanding stock of the Company by another corporation, then and in such event the obligations and responsibilities of the Company under this Plan shall be assumed by any such successor or acquiring corporation, and all of the rights, privileges, and benefits of the Participants and Beneficiaries hereunder shall continue.

         10.7 ENTIRE PLAN. This document, any written amendments hereto and the Deferral Elections contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

         10.8 MISCELLANEOUS. Where appropriate in this Plan, words used in the singular shall include the plural, and words used in the masculine shall include the feminine or neuter. This Plan and all rights hereunder are governed by ERISA and, to the extent that state law is applicable, the laws of the State of Georgia shall govern this Plan.

         IN WITNESS WHEREOF, Printpack, Inc. has caused this Plan to be executed this 6th day of November, 2000.

                                            PRINTPACK, INC.




[Corporate Seal]                            By: /s/ NICK STUCKY
                                                --------------------------------
                                                Vice President-Human Resources


ATTEST:



/s/ R. MICHAEL HEMBREE
---------------------------
Vice President-Finance